SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                    SOUTH TEXAS DRILLING & EXPLORATION, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                   SOUTH TEXAS DRILLING & EXPLORATION, INC.
                             9310 Broadway, Bldg. I
                            San Antonio, Texas 78217

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 30, 2000

      To the Holders of $0.10 par value Common Stock (the "Common Stock") and Series A 8% Cumulative Convertible Preferred Stock and Series B 8% Cumulative Convertible Preferred Stock of South Texas Drilling & Exploration, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of South Texas Drilling & Exploration, Inc., a Texas corporation (the "Company"), will be held at the Petroleum Club of San Antonio, 7th Floor Energy Plaza, 8620 N. New Braunfels Street, San Antonio, Texas, on August 30, 2000, at 10:00 a.m. (CDT) for the following purposes:

(1) To elect five directors to serve until their successors are duly elected and qualified.

(2) To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 30,000,000.

(3) To approve the adoption of the 1999 South Texas Drilling & Exploration, Inc. Stock Plan (the "1999 Stock Plan").

(4) To approve the selection of KPMG Peat Marwick as auditors of the Company for the fiscal year ending March 31, 200l.

(5) To transact such other business as may properly come before the meeting or any adjournment thereof.

      To assist you in evaluating the matters to be acted upon at the meeting, the Board of Directors of the Company has prepared the accompanying Proxy Statement, which contains detailed information about these proposals.

      In accordance with the Bylaws of the Company and a resolution of the Board of Directors, the record date for the meeting has been fixed at July 14, 2000. Only Shareholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

      A complete list of Shareholders entitled to vote at the meeting will be on file at the Company's corporate office at 9310 Broadway, Bldg. I, San Antonio, Texas, for a period of ten days prior to the meeting. During such time, the list will be open to the examination of any Shareholder during ordinary business hours for any purpose germane to the meeting.

      To ensure your representation at the meeting, whether or not you personally attend, please complete, date, sign and return the accompanying proxy at your earliest convenience. No postage is required if the proxy is mailed in the United States. You may revoke your proxy as provided in the accompanying Proxy Statement at any time before it is voted.

SOUTH TEXAS DRILLING & EXPLORATION, INC.

/s/ Chris F. Parma
-----------------------------------
Chris F. Parma
Corporate Secretary

Dated:  July 31, 2000

                    South Texas Drilling & Exploration, Inc.
                             9310 Broadway, Bldg. I
                            San Antonio, Texas 78217

                                 PROXY STATEMENT

General

      This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and proxy card are being furnished to the Shareholders of South Texas Drilling & Exploration, Inc. (the "Company") who hold the Company's Common Stock, par value of $.10 a share (the "Common Stock") and the holders of Series A 8% Cumulative Convertible Preferred Stock (the "Series A Stock") and Series B 8% Cumulative Convertible Preferred Stock (the "Series B Stock"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company, or at any adjournment thereof, to be held at the Petroleum Club of San Antonio, 7th Floor Energy Plaza, 8620 N. New Braunfels, San Antonio, Texas on August 30, 2000, at 10:00 a.m. (the "Meeting"). The Company's principal executive offices are located at 9310 Broadway, Bldg. I, San Antonio, Texas 78217, and its telephone number at that address is (210) 828-7689. Shareholders should review the information provided herein in conjunction with the Company's Annual Report on Form 10K for the year ended March 31, 2000, which accompanies this Proxy Statement.

      This Proxy Statement and the accompanying proxy are first being mailed to Shareholders on or about July 31, 2000.

Information Concerning Proxy

      The enclosed proxy is solicited on behalf of the Company"s Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior the exercise thereof, either in person at the Meeting or by filing with the Company"s Secretary at the Company"s headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers, employees and agents, may also solicit proxies personally and by telephone. Only independent third party agents not otherwise affiliated with the Company will be specifically compensated for such solicitation activities. The Company, at this time, does not anticipate retaining a third party proxy solicitation firm; however should the Company determine that it is in its best interest to retain the services of such a solicitation firm, the Company will pay for all costs and expenses of such solicitation firm. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so. The Bank of New York acts as the Company"s transfer agent and, as part of its services to the Company, may solicit the return of voted proxies from banks, brokers, nominees and intermediaries. The Bank of New York does not receive any set compensation for such services, other than compensation it receives for acting as transfer agent.

      All shares represented by properly executed proxies received by the Corporate Secretary prior to the Meeting, unless previously revoked, will be voted at the Meeting in accordance with the Shareholders' directions. In absence of instructions, the shares represented by such proxies will be voted (i) FOR the election of the directors named in the proxy, (ii) FOR the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 30,000,000, (iii) FOR the adoption of the Company's 1999 Stock Plan, (iv) FOR the approval of the appointment of KPMG Peat Marwick as the independent auditors of the Company, and (v) as the proxy holders see fit on any other business that lawfully comes before the meeting or any adjournment thereof.

Record Date and Voting Securities

      Only holders of record of Common Stock and Series A Stock and Series B Stock of the Company at the close of business on July 14, 2000 (the "Record Date"), will be entitled to vote at the Meeting. There were 10,952,845 shares of Common Stock, 400,000 shares of Series A Stock and 184,615 shares of Series B Stock outstanding on the Record Date. Each share of Common Stock outstanding as of the Record Date is entitled to one vote for each matter to be voted upon at the Meeting. Shares of Series A Stock and Series B Stock outstanding as of the Record Date are entitled to 2 and 5 votes per share, respectively. A majority of the Company"s capital stock outstanding and entitled to vote will constitute a quorum at the meeting. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority will be counted as present for purposes of determining the presence or absence of a quorum.

                              ELECTION OF DIRECTORS

      All of the current four directors have been nominated by the Board of Directors for reelection to serve until their successors are duly elected and qualified. In addition, the Board of Directors have nominated Mr. William H. White, who is the nominee of WEDGE Energy Services, L.L.C. ("WEDGE"). Incident to its sale of common stock to WEDGE, the Company agreed to support and cause to be placed on the ballot at each election of directors of the Company one (1) person designated by WEDGE who shall also serve on the Audit and Compensation Committees of the Board of Directors which will be established upon the election of Mr. White. Messrs. Mike Little and Stacy Locke (Chairman and President of the Company, respectively) have executed a Voting Agreement requiring them to vote their shares in the Company in favor of the WEDGE nominee for director. The current directors, all of whom have been nominated for reelection, are Michael
E. Little, Wm. Stacy Locke, William D. Hibbetts, and Richard Phillips. The Board of Directors recommends a vote FOR such nominees.

       The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote for the above mentioned nominees for election as directors, unless otherwise specified. Such nominees have indicated a willingness to serve as directors, but should any of them decline or be unable to serve, the persons named as proxies may vote for another person in the place of such nominee according to their best judgment and in the interest of the Company.

      The following information is furnished with respect to each of the nominees. Such information includes all positions with the Company and principal occupations during at least the last five years.

Nominees for Election

      MICHAEL E. LITTLE, 45, Chairman of the Board and Chief Executive Officer since November 1998. From March 1982, to October 1998, Mr. Little served as President, Chief Executive Officer and a director of Dawson Production Services, Inc., and Chairman of the Board since 1983. From 1980 to 1982, he was Vice President of Cambern Engineering, Inc., a company that provided drilling and completion consulting services in the Texas Gulf Coast area. From 1976 to 1980, he was employed by Chevron USA as a drilling foreman in Midland, Texas, and as a drilling engineer in New Orleans, Louisiana. Mr. Little received his Bachelor of Science degree in Petroleum Engineering in 1978 from Texas Tech University. Mr. Little is a director of Venus Exploration, Inc., an oil and gas exploration company, and Intercontinental Bank Shares Corporation, a bank holding company.

      WILLIAM D. HIBBETTS, 51, CPA, a Director since June 1984. Mr. Hibbetts was Chief Accounting Officer of Southwest Venture Management Company. He was Treasurer/Controller of Gary Pools, Inc. from May 1986, to July 1988. He served as an officer of the Company from January 1, 1982, until May 1, 1986. Mr. Hibbetts served in various positions as an accountant with KPMG Peat Marwick LLP from June 1971, to December 1981. Mr. Hibbetts served as manager in that accounting firm's audit group from July 1978, to December 1981.

      RICHARD PHILLIPS, 69, a Director since June 1997. From 1981 he has served as President of San Patricio Corporation in Corpus Christi, Texas, an oil and gas operator and three-rig drilling contractor which sold its drilling related assets to the Company in 1997. Mr. Phillips was engaged in petroleum engineering consulting from 1979 until 1981 when he founded San Patricio Corporation.

      WM. STACY LOCKE, 44, a Director since May 1995. Mr. Locke is President and Chief Operating Officer since November 1998. He was President and Chief Executive Officer from May 1995, to November 1998. He was Vice President-Investment Banking with Arneson, Kercheville, Ehrenberg & Associates, Inc. from January 1, 1993, to April 30, 1995. From 1988-1992, Mr. Locke was Vice President-Investment Banking with Chemical Banking Corporation, Texas Commerce Bank. He was Senior Geologist with Huffco Petroleum Corporation from 1982-1986. From 1979 to 1982, Mr. Locke worked for Tesoro Petroleum Corporation and Valero Energy as a Geologist.

      WILLIAM H. WHITE, 46, has been the President and Chief Executive Officer of WEDGE Group Incorporated since April 1997. WEDGE Group Incorporated is a diversified firm with subsidiaries in engineering and construction, hotel, oil and gas services and real estate businesses. From December 1995, to June 1998, Mr. White served as the Chairman of the Democratic Party of Texas. Mr. White served as Deputy Secretary and Chief Operating Officer of the United States Department of Energy from 1993 to 1995. Prior to his service with the Department of Energy, Mr. White practiced law and served on the management committee of the law firm of Susman Godfrey L.L.P. and taught law at the University of Texas at Austin. Mr. White is the founder and Chairman of the Board of Frontera Resources, an international energy company with projects in emerging markets, and chairman of Howe-Baker International, one of the largest engineering and construction firms for hydrocarbon processing. Mr. White is also a director of USEC Inc., a global energy company which produces and sells uranium fuel enrichment services for nuclear power plants.

Meetings and Committees of the Board of Directors

      The Board of Directors held three (3) meetings in fiscal 2000, and all incumbent directors attended at least 75 percent of the meetings of the Board of Directors while they were directors. The Board of Directors does not have an audit, general compensation or nominating committee of the Board of Directors or committees performing similar functions. The Company has a 1995 and 1999 Plan Administration Committee which administers the Company"s 1995 Stock Plan and the 1999 Stock Plan to be presented to the Shareholders for their approval at the Annual Meeting. The 1995 and 1999 Plan Administration Committee consists of the Company's two non-employee directors, Messrs. Hibbetts and Phillips. All directors are reimbursed for reasonable out of pocket expenses associated with travel to meetings. In addition, outside Directors of the Company receive $1,000 each quarter for their service on the Board and $250 for each meeting attended.

                         AMEND ARTICLES OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK

      The Board of Directors has approved and recommends to the Shareholders the adoption of an amendment to the Company's Articles of Incorporation which will recapitalize the Company by increasing the number of authorized shares of its Common Stock from 15,000,000 to 30,000,000. Specifically, Article Four of the Company's Articles of Incorporation is proposed to be amended by changing the number of authorized shares of Common Stock from 15,000,000 to 30,000,000. There are currently 10,952,845 shares outstanding, or 14,431,920 shares, assuming the exercise of all outstanding options and warrants. The holders of the Common Stock of the Company do not have preemptive rights (See "Change In Control", below for description of contractual preemptive rights of WEDGE) or rights of cumulative voting. The recapitalization will occur automatically upon the filing of the amendment with the Secretary of State's office of the State of Texas.

      The Board of Directors believes the recapitalization will facilitate the Company's raising of additional capital needed for the future expansion of the Company's operations. Further, the Board of Directors believes that the recapitalization will provide the Company with enhanced opportunities for mergers and acquisitions. Accordingly, the Board of Directors recommends that you vote FOR the recapitalization. Although the Company intends to seek additional capital during this fiscal year by the issuance of additional Common Stock or other securities, including rights to convert into or purchase Common Stock, no such transaction is pending. Future issuances of Common Stock could result in dilution to existing shareholders. No further authorization is required before the issuance of any such shares.

      In addition to the corporate purposes described above, an increase in the number of authorized shares of Common Stock could be used to make difficult a change in control of the Company. Under certain circumstances, the Board of Directors could create impediments to, or frustrate persons seeking to effect, a takeover or transfer of control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interest of the Company and its shareholders. Furthermore, the existence of such additional authorized shares of Common Stock might have the effect of discouraging any attempt by a person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company since the issuance of such additional shares could dilute the Common Stock ownership of such person or entity. The Company is not aware of any such action that may be proposed or pending.

                         ADOPTION OF THE 1999 STOCK PLAN

      On December, 13, 1999, the Board of Directors of the Company adopted the 1999 Stock Plan, subject to the approval of the Shareholders of the Company. Also on such date Mr. Little was granted an incentive stock option under the 1999 Plan covering 650,000 shares of Common Stock, exercisable at $.75 per share, then constituting all of the Common Stock included in the 1999 Plan. Incident to such grant Mr. Little agreed to the cancellation of an Incentive Stock Option under the Company"s 1995 Stock Plan covering 650,000 shares of Common Stock, also exercisable at $.75 per share. On July 14, the Board of Directors increased the number of shares of Common Stock under the 1999 Plan from 650,000 to 1,500,000, subject to the approval of the Shareholders of the Company. No grants have been made under the 1999 Stock Plan except the grant to Mr. Little. As of July 13, 2000, the approximate market value for a share of Common Stock of the Company was $2.50.

        Under the 1999 Stock Plan (a) officers of the Company (including any subsidiary) and others qualifying as employees under applicable law and regulations may be awarded Incentive Stock Options ("ISO" or "ISOs"), as defined in Section 422A(b) of the Internal Revenue Code of 1986 (the "Code"); (b) directors, officers, employees and consultants of the Company or any other person or entity, as determined by the applicable Administrator (as defined below) to be in the best interests of the Company, may be granted (i) options which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"), and (ii) awards of stock in the Company ("Awards"); and (c) outside directors may receive options to purchase 5,000 shares of Common Stock on each June 15 while they are non-employee directors of the Company, exercisable at a purchase price per share equal to the market price of Common Stock on the date of grant ("Outside Directors' Options"). Non-employee directors who become directors after the approval of the Plan will receive Outside Directors' Options covering 10,000 shares on the first June 15 after becoming non-employee directors and Outside Directors' Options covering 5,000 shares on each June 15 thereafter. ISOs, Outside Directors' Options, and Non-Qualified Options are collectively referred to as "Stock Rights." Recipients of such Stock Rights are hereafter referred to individually as an "Optionee" and collectively as "Optionees." ISOs and Non-Qualified Options are sometimes collectively referred to as "Options." Anything in the 1999 Stock Plan to the contrary notwithstanding, Stock Rights shall not be granted or awarded to any administrator or administrators if such grant, award or purchase would cause such administrator or administrators not to satisfy the "disinterested person" requirements of Rule 16b-3, or any successor or amended rule ("Rule 16b-3"), promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act").

       The Company believes that grants under the 1999 Stock Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants may be made are to be determined from time to time by the Administrator in its discretion, it is not possible at this time reasonable to indicate the number, names or positions of persons who will hereafter receive grants or the nature or terms of such grants. The Company had 215 full time employees at May 8, 2000, of whom 184 were paid on an hourly basis and were engaged in operating the Company's drilling rigs or in other operations.

      The complete text of the 1999 Stock Plan is attached hereto as Exhibit "A". The following discussion summarizes certain aspects and consequences of the 1999 Stock Plan. However, this summary is not intended to be complete and is qualified in its entirety by reference to the 1999 Stock Plan.

      1. Administration. The 1999 Plan is to be administered (i) to the extent required by Rule 16b-3, by an administrator or administrators in compliance with Rule 16b-3, and (ii) in all other cases, by such administrator or administrators as the Board of Directors (the "Board") may designate (collectively, the "Administrators"). Essentially, the current Rule 16b-3 requires that awards or grants of Stock Rights to officers and directors be administered by the Board or by a committee of the Board consisting of at least two directors, each of whom must be a "disinterested person." A director is a disinterested person if he has not, for the year prior to his service as an Administrator, been granted or awarded Common Stock pursuant to the 1999 Stock Plan or any other plan of the Company or any of its affiliates other than Outside Directors' Options.

            Subject to the terms of the 1999 Stock Plan, the applicable Administrator has the authority to determine the persons to whom Stock Rights shall be granted, the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, whether each Option granted shall be an ISO or a Non-Qualified Option, whether restrictions such as repurchase options are to be imposed on shares subject to Stock Rights and the nature of such restrictions, if any. The interpretation or construction by such applicable Administrator of the 1999 Stock Plan or with respect to any Stock Rights granted thereunder shall, unless otherwise determined by the Board, be final.

      2. Shares Subject to the 1999 Stock Plan. The 1999 Stock Plan authorizes the issuance of up to 1,500,000 shares of Common Stock pursuant to the exercise of a Stock Right. The number of shares authorized for the grant of Stock Rights under the 1999 Stock Plan shall be subject to further adjustment as described below under "Adjustments; Changes in Stock; Recapitalization and Reorganization". Pursuant to the terms of the 1999 Stock Plan, shares subject to Options which for any reason expire or are terminated unexercised and shares which are reacquired by the Company after issuance under the 1999 Stock Plan may again be available for grant or purchase under the 1999 Plan to the extent permitted by Rule 16b-3. As of December 13, 1999, an ISO covering 650,000 shares was granted under the 1999 Stock Plan to the Company's Chairman of the Board and Chief Executive Officer, Mr. Little, at an exercise price of $.75 per share. In the event the 1999 Stock Plan is not approved by the Shareholders, Mr. Little"s option will remain in effect on the same terms except that such options will not be ISOs (see "Certain Relationships and Related Transactions"). As a result, 850,000 shares remain available for issuance under the 1999 Stock Plan.

      3. Eligible Employees and Others. Subject to the above mentioned limitations, ISOs under the 1999 Stock Plan may be granted only to persons who are employees of the Company under the law and regulations applicable to ISOs. In no event may the aggregate fair market value (determined on the date of the grant of an ISO) of Common Stock for which ISOs granted to any employee under the 1999 Stock Plan are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company) exceed $100,000.00. Otherwise, there is no restriction as to the maximum or minimum amount of Options an employee may receive. Non-Qualified Options, SARs and Units may be granted to any director, officer, employee or consultant of the Company, or any other person or entity, as determined by the applicable Administrator to be in the best interests of the Company.

      4. Granting of Stock Rights. Stock Rights may be granted under the 1999 Stock Plan at any time on or after December 13, 1999, even if prior to the date of Shareholder approval of the 1999 Stock Plan.

      5. Terms and Conditions of ISOs. ISOs shall be subject to the following terms except that each of the following provisions (a) through (e) is effective only to the extent that its inclusion in the 1999 Stock Plan is necessary for Options issued as ISOs thereunder to qualify as ISOs pursuant to the Code and the regulations issued thereunder.

            (a) ISO Grants. No ISO may be granted under the 1999 Stock Plan after ten (10) years of the date the 1999 Stock Plan was approved by the Board.

            (b) ISO Price. The exercise price per share of ISOs granted under the 1999 Stock Plan cannot be less than the fair market value of the Common Stock on the date of grant, or in the case of ISOs granted to employees holding more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant.

            (c) Duration of ISOs. Subject to earlier termination as provided in the 1999 Stock Plan, each ISO shall expire on the date specified by the applicable Administrator, but not more than (i) ten years from the date of grant in the case of ISOs generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. Subject to the foregoing provisions, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option by the applicable Administrator with the consent of the holder of the ISO.

            (d) Effect of Termination of Employment on ISO. If an ISO Optionee ceases to be employed by the Company other than by reason of death or disability, any ISO granted to such Optionee within the six-month period immediately preceding such termination shall be cancelled forthwith. With respect to any ISOs granted to such Optionee more than six months prior to such termination, no further installments of such ISOs shall become exercisable and his ISOs shall terminate after the passage of 90 days from the date of termination of his employment, but in no event, later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options. Leave of absence with the written approval of the applicable Administrator shall not be considered an interruption of employment under the 1999 Stock Plan. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such Optionee's right to reemployment is guaranteed by statute. ISOs granted under the 1999 Stock Plan shall not be affected by any change of employment within the Company, so long as the Optionee continues to be an employee of the Company.

            (e) Effect of Death or Disability on ISOs. If an Optionee ceases to be employed by the Company by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one year of the death of the Optionee.

                  If an Optionee ceases to be employed by the Company by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one year from the date of the termination of the Optionee's employment. For the purposes of the 1999 Stock Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

      6. Non-Qualified Options. Non-Qualified Options shall have such terms and conditions as the applicable Administrator may determine, except with respect to the following:

            (a) Minimum Option Price. The exercise price per share of a Non-Qualified Option granted under the 1999 Stock Plan shall not be less than the fair market value of the Common Stock on the date of the grant.

            (b) Duration of Non-Qualified Options. Subject to earlier termination as provided in the 1999 Stock Plan, each Non-Qualified Option shall expire on the date specified by the applicable Administrator, but not more than ten (10) years from the date of grant.

            (c) Vesting. Subject to any shorter or longer vesting provisions and any termination provisions under the 1999 Stock Plan, Non-Qualified Options shall vest and become exercisable at the rate of 20% per year commencing the first year after the date of the grant of a Non-Qualified Option.

      7. Outside Directors' Options. Under the 1999 Stock Plan, each outside director may receive an Outside Director's Option to purchase 10,000 shares of Common Stock, subject to the approval of the 1999 Stock Plan, and on each June 15 of each calendar year, each outside director then serving shall receive an option to purchase 5,000 shares of Common Stock. Future outside directors may also receive Outside Directors' Options for 10,000 shares on the initial June 15th of their tenure and for 5,000 shares on each June 15 thereafter. The exercise price per share of the Outside Directors' Options shall not be less than the fair market value per share of the Common Stock on the date of such grant. Each Outside Director's Option shall expire five (5) years from the date of its grant; otherwise, the Outside Director's Option shall not be subject to forfeiture or termination. A director may exercise an Outside Director's Option, if exercisable, by providing written notice to the Company; however, an Outside Director may not dispose of any shares acquired as a result of the exercise of an Outside Director's Option until six (6) months after the date of its grant. Upon the termination of the 1999 Stock Plan or the unavailability of shares of Common Stock for issuance under the 1999 Stock Plan, no additional Outside Directors' Options shall be granted.

      8. Written Agreements. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the applicable Administrator may from time to time approve. Such instruments shall conform to such terms, conditions and provisions as are applicable under the 1999 Stock Plan and may contain such other terms and conditions and provisions as the applicable Administrator deems advisable which are not inconsistent with the 1999 Stock Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Stock Rights. A Stock Right may provide for acceleration of exercise in the event of a change in control of the Company, in the discretion of and as defined by the applicable Administrator.

      9. Exercise of Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised as specified in the written instrument granting such Stock Right, which instrument may specify any legal method of exercise. The holder of a Stock Right exercisable for shares shall not have the rights of a Shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided in the 1999 Stock Plan with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

            By allowing payment of the exercise price by delivering shares of the Company if authorized by the Administrator, the 1999 Stock Plan permits the "pyramiding" of shares. Pyramiding occurs when the Optionee holder in a series of successive transactions uses the shares received upon the prior exercise of an Option to purchase additional shares under further outstanding Options. A participant can thereby substantially increase his equity ownership in the Company without a significant capital contribution. For example, assume that the Optionee has outstanding Options to purchase 100 shares of the Company's Common Stock at an exercise price of $10 per share and that the Common Stock is currently selling at $20 per share. One share could be submitted for the receipt of two shares, which in turn could be immediately resubmitted for the receipt of four shares. These successive exchanges could theoretically continue until all available Options were exercised. The result, under this example, would be that an Optionee would obtain the value of the spread between the stock's Option exercise price and its market value of $1,000 without any cash contribution and with an investment equivalent only to the value of one share.

            While pyramiding offers significant advantages to an Optionee, the use of the stock payment method, including pyramiding, is subject to certain restrictions. Under the Code, the use of the stock payment method will result in unfavorable tax treatment to the Optionee where the exchanged shares were acquired under ISOs or certain other tax advantaged plans and the applicable period for disqualifying dispositions has not expired. In addition, under accounting principles, a charge against the Company's income may be necessary for Options exercised by the use of pyramiding.

      10. Adjustments; Changes in Stock; Recapitalization and Reorganization. Upon the happening of any of the following events, an Optionee's rights with respect to Options granted to him and the recipient's rights with respect to Common Stock to be acquired pursuant to an Award, shall be adjusted as provided below, unless otherwise specifically provided, in addition or to the contrary, in the written agreement between the recipient and the Company relating to such Stock Right.

            In the event shares of Common Stock of the Company shall be subdivided or combined into a greater or smaller number of shares if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of the Company's Common Stock shall be exchanged for other securities of the Company or of another corporation, each holder of Options shall be entitled to purchase such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock of the Company which such Optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange. If any person holding restricted Common Stock obtained by the exercise of an Option or by an Award receives new, additional or different securities in connection with any corporate transaction described in this paragraph, such new securities shall be subject to all of the conditions and restrictions applicable to the Common Stock with respect to which the new securities were issued.

            In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to Option, each Optionee upon exercising such an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

            Upon the happening of any of the foregoing events, the class and aggregate number of shares reserved for issuance under the 1999 Stock Plan shall also be appropriately adjusted to reflect the events described above.

      11. Termination and Amendment of the 1999 Stock Plan. The Board of Directors may terminate or amend the 1999 Stock Plan in any respect or at any time, except that (i) no amendment requiring Shareholder approval under the provisions of the Code and related regulations relating to ISOs or under Rule 16b-3 will be effective without approval of shareholders as required and within the times set by such rules, and (ii) no amendment may be made more than once every six (6) months to the provisions of the 1999 Stock Plan dealing with, related to, affecting or governing Outside Directors' Options (other than those required to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder).

      12. Federal Income Tax Consequences

            A. Incentive Stock Options. The following general rules are applicable for Federal income tax purposes under existing law to employees who receive and exercise ISOs granted under the 1999 Stock Plan:

                  1. If the Optionee does not own shares possessing more than 10% of the total voting power of the shares of the Company, or if the Optionee owns shares possessing more than 10% of the total voting power of the shares of the Company and (i) the per share ISO exercise price is at least 110% of the fair market value of the shares at the date of grant, and (ii) the ISO by its terms is not exercisable after the expiration of five (5) years from the date such ISO was granted, no taxable income results to the Optionee upon the grant of an ISO or upon the issuance of shares to him upon exercise of the ISO.

                  2. No tax deduction is allowed to the Company upon either grant or exercise of an ISO under the 1999 Stock Plan. No deduction is allowed to the Company on account of the disposition of the shares acquired upon the exercise of an ISO, except in the case of a disqualifying disposition described below.

                  3. If shares acquired upon exercise of an ISO are not disposed of prior to the later of (i) two years following the date the Option was granted, or (ii) one year following the date the shares are transferred to the Optionee pursuant to the exercise of the Option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will be treated as long-term capital gain or loss to the Optionee.

                  4. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the Option over the exercise price, or (ii) the actual gain on disposition, will be treated as compensation to the Optionee and will be taxed as ordinary income in the year of such disposition.

                  5. In any year that an Optionee recognizes income on a disqualifying disposition of shares acquired by exercising an ISO, the Company will generally be entitled to a corresponding business expense deduction for income tax purposes.

                  6. Any excess of the amount realized by the Optionee as the result of a disqualifying disposition over the sum of (i) the exercise price, and (ii) the amount of ordinary income recognized under the above rules, will be treated as either long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of such shares.

            B. Non-Qualified Options. A Non-Qualified Option granted under the 1999 Stock Plan is taxed in accordance with Section 83 of the Code and the regulations issued thereunder. The following general rules are applicable to holders of such Options and to the Company for Federal income tax purposes under existing law, based upon the assumptions that (i) the Options do not have a readily ascertainable fair market value at the date of grant, and (ii) the Common Stock acquired by exercising the Non-Qualified Option is either transferable or not subject to a substantial risk of forfeiture (as defined in regulations under Section 83 of the Code):

                  1. The Optionee does not realize any taxable income upon the grant of a Non-Qualified Option, and the Company is not allowed a business expense deduction by reason of such grant.

                  2. The Optionee will recognize ordinary compensation income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. In accordance with the regulations under the Code, the Company will require the Optionee to pay to the Company an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time of the exercise of the Option. If the Company withholds shares to satisfy this withholding tax obligation, instead of cash, the Optionee nonetheless will be required to include in income the fair market value of the shares withheld.

                  3. When the Optionee sells the shares, he will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his basis in the shares (i.e., the exercise price plus the amount taxed to the Optionee as compensation income). If the Optionee holds the shares after exercise for longer than one year, this gain or loss will be a long-term capital gain or loss.

                  4. In general, the Company will be entitled to a corresponding business expense tax deduction in the year in which compensation income is recognized by the Optionee.

            C. Special Rules for Restricted Stock. Common Stock that is subject to restrictions on transfer and also to a substantial risk of forfeiture (as defined in regulations under Section 83 of the Code), referred to herein as "Restricted Stock," is subject to special tax rules. If the Common Stock acquired on the exercise of a Non-Qualified Option is Restricted Stock, the amount of income recognized by the Optionee generally will be determined as of the time the restrictions lapse or the substantial risk of forfeiture no longer exists. Officers and directors of the Company who exercise Non-Qualified Options may receive stock treated as Restricted Stock for this purpose because of certain securities-law rules applicable to such Optionees.

                  Restricted Stock acquired by exercising an ISO generally is not subject to the rules of Section 83, but rather to the rules discussed above under "Incentive Stock Options."

                  Under Section 83(b) of the Code, an election is available to the Optionee to include in gross income, in the taxable year that Restricted Stock is first transferred to the Optionee, the amount of any excess of the fair market value (as determined under Section 83) of the Restricted Stock over the amount (if any) paid for such stock. If this election is timely made, no further tax liability will arise at the time the transfer restrictions on the Restricted Stock lapse or the substantial risk of forfeiture no longer exists. However, if shares of Restricted Stock for which a Section 83(b) election is in effect are forfeited while such shares are both nontransferable and subject to a substantial risk of forfeiture, the loss realized by the Optionee on the forfeiture, for tax purposes, is limited to the amount paid for such shares (not including any compensation income recognized by the Optionee at the time of transfer) less any amount realized by the Optionee on such forfeiture.

            D. Alternative Minimum Tax. In addition to the tax consequences described above, the exercise of ISOs granted under the 1999 Stock Plan may result in a further "minimum tax" under the Code, as follows: The Code provides that an "alternative minimum tax" (at graduated rates up to 28%) will be applied against a taxable base which is equal to regular taxable income, adjusted for certain limited deductions and losses, increased by items of tax preference, and reduced by a statutory exemption ($33,750 for single individuals, $45,000 for joint return filers and surviving spouses and $22,500 for married persons filing separately). The statutory exemption is phased out for certain higher income taxpayers. The bargain element at the time of exercise of an ISO, i.e., the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price, is included in the Optionee's alternative minimum taxable income for purposes of the minimum tax, subject to the rules of Section 83 of the Code. Thus, if upon exercise of an ISO an Optionee receives stock which is not Restricted Stock (as defined in Paragraph C above), the bargain element is included in the Optionee's alternative minimum taxable income in the year of exercise. If the Optionee receives Restricted Stock on exercise of an ISO, the bargain element is measured and included in alternative minimum taxable income in the year(s) that the restriction(s) on the stock lapse(s), unless the Optionee files a Code Section 83(b) election with the Internal Revenue Service within 30 days of the date of exercise of the ISO and thereby elects to include the bargain element in minimum taxable income in the year of exercise. For purposes of determining alternative minimum taxable income (but not regular taxable income) for any subsequent year in which the taxpayer sells the stock acquired by exercise of the ISO, the basis of such stock will be its fair market value at the time the ISO was exercised. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against regular tax liability in later years.

            E. ERISA. The 1999 Stock Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Section 401(a) of the Code are not applicable to the Plan.

      13. Proposed Action. Approval of the adoption of the 1999 Stock Plan will require the affirmative vote of a majority of the votes cast regarding the proposal to approve the 1999 Plan. The Board of Directors recommends approval of the 1999 Stock Plan.

1995 Stock Plan

      In addition to the 1999 Plan proposed to be approved at the Meeting, the Company has a 1995 Stock Plan which was approved by the shareholders of the Company on August 31, 1995. The 1995 Plan contains the same provisions as the 1999 Plan proposed above. Of the 1,500,000 shares reserved under the 1995 Plan, 1,106,000 are under option and 394,000 are available for additional grants.

                                  VOTE REQUIRED

      The five nominees for director receiving the highest number of affirmative votes of the shares voted shall be elected to the Board of Directors. The affirmative approval of two-thirds (2/3rds) of the outstanding shares of Common Stock and Series A Stock and Series B Stock voting together is required for the approval of the amendments to the Company's Articles of Incorporation. The ratification and approval of the 1999 Stock Plan requires a majority of the votes cast. The ratification of the appointment of KPMG Peat Marwick requires a majority of the votes cast.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company's chairman and chief executive officer, Mr. Michael E. Little, commenced employment by the Company on November 15, 1998, under a two year employment agreement calling for a base salary of $40,000 for the first year of the two year term and no less than $40,000 for year two. Mr. Little was also granted an option to purchase 100,000 shares of the Company"s common stock at a price of $0.75 per share. This option, which was scheduled to expire April 1, 1999, was exercised in March, 1999. Mr. Little was granted another option to purchase 650,000 shares of the Company"s common stock at a price of $0.75 per share. This option was canceled in December 1999, and replaced by an option to purchase 650,000 shares of the Company"s common stock at a price of $0.75 per share under the Company"s 1999 Stock Option Plan. These options shall vest at a rate of 20% per year for each 12-month period Mr. Little is employed by the

Company. All of Mr. Little"s options would become exercisable upon a change in control of the Company.

      Mr. Locke has an employment agreement with the Company to serve as its President and Chief Operating Officer until April 30, 2001, at an annual salary of $95,000. If his employment is extended past April 30, 2001, Mr. Locke's annual salary will not be less than $115,000.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to provide copies of such reports to the Company. Based upon the Company's review of copies of such reports received by the Company and written representations of its directors and executive officers, the Company believes that during the year ended March 31, 2000, all Section 16(a) filing requirements were satisfied.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of June 1, 2000, with respect to each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, the Series A Stock and the Series B Stock, each director of the Company, and all officers and directors of the Company as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown.

                                                     Number of     Percentage
Title of           Name and Address of               Shares        Ownership
 Class               Beneficial Owner                Owned         of Class(6)
-------            ---------------------             -----         -----------

Series A Stock     T.L.L. Temple Foundation          400,000       100.0%
                   109 Temple Blvd., Suite 300
                   Lufkin, TX 75901-7321

Series B  Stock    T.L.L. Temple Foundation          153,915        83.4%
                   109 Temple Blvd., Suite 300
                   Lufkin, TX 75901-7321

Series B Stock     Temple Interests L.P.              30,700        16.6%
                   109 Temple Blvd, Suite 100
                   Lufkin, TX 75901-7321

Common             WEDGE Energy Services, L.L.C.   4,832,007        38.2%
                   1415 Louisiana, Suite 3000
                   Houston, TX 77002

                                                     Number of     Percentage
Title of           Name and Address of               Shares        Ownership
 Class               Beneficial Owner                Owned         of Class(6)
-------            ---------------------             -----         -----------

Common             Rowan Companies, Inc.             750,000       5.9%
                   1900 Post Oak Tower
                   5051 Westheimer
                   Houston, TX 77056

Common             William D. Hibbetts               126,612(1)    1.0%
                   13007 Blanche Coker
                   San Antonio, TX 78216

Common             Michael E. Little                 883,882(2)    7.0%
                   9310 Broadway, Bldg. 1
                   San Antonio, TX 78217

Common             Wm. Stacy Locke                 1,170,480(3)    9.3%
                   9310 Broadway, Bldg. I
                   San Antonio, TX 78217

Common             Richard Phillips                  390,144(4)    3.1%
                   5701 Agnes Street
                   Corpus Christi, TX 78408

                   All officers and directors      2,658,806(5)   21.0%
                   as a group (6 persons)

(1) Includes options issued to Mr. Hibbetts by the Board of Directors to purchase 10,000 shares.

(2) Includes options issued to Mr. Little by the Board of Directors to purchase 650,000 shares.

(3)   Includes options issued to Mr. Locke to purchase 800,000 shares.

(4) Includes 240,144 shares and an option issued to San Patricio Corporation, which is wholly owned by Richard Phillips, to purchase an additional 150,000 shares.

(5) Includes options to purchase 1,695,000 shares issued to the officers and directors by the Board of Directors.

(6) Percentage of class outstanding is calculated assuming all officers and directors exercise all outstanding options and warrants.

                               CHANGE IN CONTROL

      On May 11, 2000, the Company sold in a private transaction 3,678,161 shares of $.10 par value common stock to WEDGE Energy Services, L.L.C., a Delaware limited liability company ("WEDGE"). WEDGE previously purchased 1,153,846 shares from the Company on February 18, 2000, for an aggregate purchase price of $1,500,000. The Company understands that Mr. Issam M. Fares is the ultimate beneficial owner of all of the outstanding ownership interests of WEDGE. WEDGE paid an aggregate $8,000,000 for the 3,678,161 shares of common stock purchased by WEDGE on May 11. The Company understands that the $8,000,000 aggregate purchase price was obtained by WEDGE from affiliated entities or persons. The Agreement under which the May 11 sale occurred included contractual preemptive rights in favor of WEDGE and a right of first offer in favor of the Company with regard to the Company's common stock held by WEDGE. The preemptive right granted to WEDGE provides, subject to certain exceptions, that WEDGE has the right to acquire additional capital stock of any class or series, or debt convertible into capital stock, which the Company may issue equal to the percentage of the Company's outstanding Common Stock (assuming the conversion of all outstanding convertible preferred stock or debt) held by WEDGE immediately preceding any such issuance of capital stock or debt. These preemptive rights will terminate in the event WEDGE holds less than 10% of the outstanding Common Stock of the Company or four years following the date the Company becomes listed on the NASDAQ National Market List or on a nationally recognized securities exchange.

      The aggregate 4,832,007 shares owned by WEDGE, which constitute all of the capital stock of the Company owned by WEDGE, represents 44.1 % of the Company"s common stock outstanding; or 33.5% on a fully diluted basis assuming conversion of all of the Company"s Convertible Preferred Stock and stock options outstanding.

      Incident to its sale of common stock to WEDGE, the Company agreed to support and cause to be placed on the ballot at each election of directors of the Company one (1) person designated by WEDGE who shall also serve on the Audit and Compensation Committees of the Board which are intended to be established by the Board of Directors upon the election of Mr. White, the nominee of Wedge for director at the Meeting. Messrs. Mike Little and Stacy Locke (Chairman and President of the Company, respectively) have executed a Voting Agreement requiring them to vote their shares in the Company in favor of the WEDGE nominee for director.

                      EXECUTIVES AND EXECUTIVE COMPENSATION

Executive Officers

      The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. In addition to Mr. Michael E. Little, Chairman of the Board and Chief Executive Officer, and Mr. Wm. Stacy Locke, President and Chief Operating Officer, whose age, experience and background is described above as nominees for director, the Company's executive officers are:

      ERNEST E. BURNS, 71, Vice President-Drilling of the Company since September 1999. Mr. Burns was President of Howell Drilling, Inc. from February 1988 through September 1999.

      CHRIS F. PARMA, 50, CPA, Vice President and Chief Financial Officer of the Company since December 1995, and Secretary of the Company since December 1998. He has been employed as Controller of the Company since October 1990. He served in various accounting positions from Staff Accountant to Controller from 1972 to 1990 with J. H. Uptmore & Associates, Inc., a real estate development company. He served as Vice President of Uptmore from 1985 to 1990.

Executive Compensation

      The following table sets forth the compensation paid or accrued by the Company and its subsidiaries for services performed during the fiscal year ended March 31, 2000, to the chief executive officer and to the president of the Company. No other officer was paid total compensation of $100,000 or more.


                                                           Summary Compensation Table
                                                           --------------------------
                                                                      Other Annual     Restricted    Warrants/   LTIP    All Other
    Name and                                   Salary       Bonus     Compensation     Stock Award    Options  Pay-Outs Compensation
Principal Position                 Year          $            $            $                $          SARs #     $           $
------------------                 ----        ------       -----     ------------     -----------   --------  -------- ------------
Wm. Stacy Locke
    President                      2000        94,672        --            --               --           --        --        --
    President                      1999        94,392        --           993(1)            --           --        --        --
    CEO                            1998        85,730        --         1,231(1)        55,000(2)        --        --        --

Michael E. Little
    CEO                            2000        40,000        --            --               --           --        --        --
    CEO                            1999        15,915        --            --               --           --        --        --


(1) Includes value of personal use of company-provided vehicle.

(2) Includes 12,342 shares paid per employment agreement.

Since April, 1997, outside Directors of the Company receive $1,000 each quarter for their service on the Board and $250 for each meeting attended.

The following table summarizes as to the chief executive officer of the Company, the number and terms of stock options granted during the year ended March 31, 2000:

                      Option/SAR Grants in Last Fiscal Year

                                  % of Total                                     Potential
                   Number of       Options/                                   Realized Value at
                   Securities        SARs                                 Assumed Annual Rates of
                   Underlying     Granted to   Exercise                  Stock Price Appreciation
                    Options        Employees   or Base                        for Option Term
                      SAR          in Fiscal    Price     Expiration     ---------------------------
      Name         Granted (#)       Year      ($/sh)        Date              5%($)         10%($)
      ----         -----------     --------    -------    ----------      ---------       ---------
Michael E. Little   650,000          90%        $0.75     12/13/2009     1,100,730       2,041,397

  The following table shows as to the chief executive officer of the Company the net value realized (market value less exercise price) with respect to stock options exercisable/unexercisable during the last year:

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


                                                        Number of
                                                        Securities            Value of
                                                        Underlying           Unexercised
                                                        Unexercised          In-the-Money
                                                        Options/SARs         Options/SARs
                                                        at FY-End (#)        at FY-End ($)
                      Shares
                  Shares Acquired       Value           Exercisable/          Exercisable/
Name               on Exercise (#)    Realized($)      Unexercisable         Unexercisable
----              ----------------    -----------      -------------         -------------
Michael E. Little       --              --            130,000/520,000        97,500/390,000


                              INDEPENDENT AUDITORS

      Representatives of KPMG Peat Marwick, the Company's independent auditors, are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                 SHAREHOLDER PROPOSALS FOR 200l ANNUAL MEETING

      Proposals of Shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received in writing by the Company at its corporate office no later than April 27, 2001. The Company's corporate office is located at 9310 Broadway, Bldg. I, San Antonio, Texas 78217.

      The cost of soliciting proxies will be borne by the Company. The Company has not engaged any person or entity to assist in proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communication to, or by meeting with, Shareholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

      The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. The Company reimburses such persons for their reasonable expenses.

      ANY PERSON SOLICITED MAY, UPON WRITTEN REQUEST AND WITHOUT CHARGE, RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, FOR THE COMPANY'S FISCAL YEAR ENDED MARCH 31, 2000.

                                  OTHER MATTERS

No business other than the matters set forth in this Proxy Statement is expected to come before the Meeting, but should any other matters requiring a vote of Shareholders arise, including a question of adjourning the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

                                   EXHIBIT "A"

                                 1999 STOCK PLAN

      1. Purpose. This 1999 Stock Plan (the "Plan") is intended to provide incentives (a) to the officers and employees of South Texas Drilling & Exploration, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986 (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations, or any other person or entity, including persons providing regular services to the Company or Related Corporations ("Other Person or Entity"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (c) to outside directors by providing each of them with a grant of five-year options to purchase 10,000 shares of Common Stock upon becoming a director of the Company and thereafter by providing each of them with annual grants of five-year options to purchase 5,000 shares of Common Stock ("Outside Directors' Options"). Anything in this Plan to the contrary notwithstanding, Stock Rights (as defined below) shall not be granted or awarded hereunder to any administrator or administrators if such grant, award or purchase would cause such administrator or administrators not to satisfy the "disinterested person" requirements of Rule 16b-3, or any successor or amended rule ("Rule 16b-3"), promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act").

      ISOs, Non-Qualified Options and Outside Directors' Options are referred to hereafter individually as an "Option" and collectively as "Options." Options are referred to hereafter as "Stock Rights." Recipients of such Stock Rights are hereafter referred to individually as an "Optionee" and collectively as "Optionees." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" respectively, as those terms are defined in Section 425 of the Code.

      2. Administration of the Plan. The Plan shall be administered (i) to the extent required by Rule 16b-3, by an administrator or administrators in compliance with Rule 16b-3, and (ii) in all other cases, by such administrator or administrators as the Board of Directors (the "Board") may designate (collectively, the "Administrators"). Subject to the terms of the Plan, the applicable Administrator shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 1 to receive ISOs) to whom ISOs may be granted and to determine (from among the class of individuals and entities eligible under paragraph 1 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted; (ii) determine the time or times at which Options may be granted;
(iii) determine the option price of shares subject to each Option (subject to the requirements of paragraph 4 with respect to ISOs and paragraph 5 with respect to Non-Qualified Options); (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine the time or times when each Option shall become exercisable and the duration of the exercise period (subject to paragraph 4 with respect to ISOs and paragraph 5 with respect to Non-Qualified Options); (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Stock Rights and the nature of such restrictions, if any; and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it; however, neither the Board nor the applicable Administrator shall have any authority to determine whether or when an outside director shall receive or exercise Outside Directors' Options (or to determine the exercise price of such Outside Directors' Options) other than to ensure compliance with the terms of the Plan with respect to Outside Directors' Options. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the applicable Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the applicable Administrator. The interpretation and construction by the applicable Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. Administrators or the Board may from time to time adopt such rules and regulations for carrying out the Plan as they may deem best. No member of the Board, any Administrator nor the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

      3. Stock. The stock subject to the Stock Rights shall be authorized but unissued shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 1,500,000 . The number of shares authorized for the grant of Stock Rights under the Plan shall be subject to adjustment as provided in paragraph 8. If any Option or any other Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to any Stock Right, the unpurchased shares subject to such Options or Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan to the extent permitted by Rule 16b-3.

      4. ISO Provisions. Any of the following provisions shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to the Code and the regulations issued thereunder.

            A. Grant of ISO. All ISOs shall be granted under the Plan within ten
(10) years of the date of the Plan's adoption by the Board or the date the Plan receives the requisite shareholder approval, whichever is earlier.

            B. Minimum Option Price for ISOs.

                  (i) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant.

                  (ii) In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

                  (iii) If, at the time an ISO is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (a) the last reported sales price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (b) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (c) the closing bid price (or the average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an ISO is granted under the Plan, "fair market value" shall be deemed to be the fair market value of the Common Stock as determined by the applicable Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

            C. Duration of ISOs. Subject to earlier termination as provided in subparagraphs F and G hereunder, each ISO shall expire on the date specified by the applicable Administrator, but not more than (i) ten years from the date of grant in the case of ISOs generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to the foregoing provisions and such earlier termination as provided in said subparagraphs F and G, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to subparagraph K below.

            D. Eligible Employees. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan.

            E. Acceleration of Exercise of ISOs. The Administrator shall not, without the consent of the Optionee, accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into a Non-Qualified Option pursuant to subparagraph K below) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code, as described in subparagraph B(ii) hereinabove.

            F. Effect of Termination of Employment on ISOs. If an ISO Optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability (as such term is defined in subparagraph G hereunder), any ISO granted to such Optionee within the six-month period immediately preceding such termination shall be cancelled forthwith. With respect to any ISOs granted to such Optionee more than six months prior to such termination, no further installments of such ISOs shall become exercisable and his ISOs shall terminate after the passage of 90 days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to subparagraph K below. Leave of absence with the written approval of the applicable Administrator shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such Optionee's right to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the Optionee continues to be an employee of the Company or any Related Corporation.

            G. Effect of Death or Disability on ISOs. If an Optionee ceases to be employed by the Company or any Related Corporation by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one year of the death of the Optionee.

                  If an Optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one year from the date of the termination of the Optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

            H. Adjustments. Any adjustment made pursuant to paragraphs 8(A) or
(B) with respect to ISOs shall be made only after the applicable Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the applicable Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

            I. Notice to Company of Disqualifying Dispositions. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a "disqualifying disposition" of any Common Stock acquired pursuant to the exercise of an ISO. A "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of
(a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

            J. Other Requirements. ISOs shall be issued subject to such additional requirements as may be imposed from time to time by the Code or the regulations issued thereunder.

            K. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The applicable Administrator, at the written request of any Optionee, may in its discretion take such actions as may be necessary to convert such Optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the applicable Administrator (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the applicable Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with the provisions of paragraph 5 or any other paragraph of the Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The applicable Administrator, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

      5. Non-Qualified Options.

            A. Minimum Option Price. The price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. If, at the time a Non-Qualified Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Non-Qualified Option is granted and shall mean (i) the last reported sales price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or the average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time a Non-Qualified Option is granted under the Plan, "fair market value" shall be deemed to be the fair market value of the Common Stock as determined by the applicable Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

            B. Duration of Non-Qualified Options. Each Non-Qualified Option shall expire on the date specified by the applicable Administrator, but not more than ten (10) years from the date of grant.

            C. Vesting of Non-Qualified Options. Subject to any shorter or longer vesting period and any termination provisions which the applicable Administrator may impose, a Non-Qualified Option shall be exercisable as follows: (i) 20% of the shares under the Non-Qualified Option shall be exercisable one calendar year after the date of its grant, (ii) an additional 20% of the shares under the Non-Qualified Option shall be exercisable two calendar years after the date of its grant, (iii) an additional 20% of the shares under the Non-Qualified Option shall be exercisable three calendar years after the date of its grant, (iv) an additional 20% of the shares under the Non-Qualified Option shall be exercisable four calendar years after the date of its grant, and (v) the last 20% of the shares under the Non-Qualified Option shall be exercisable five calendar years after the date of its grant.

            D. Maintain Non-ISO Status. If the applicable Administrator determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Non-Qualified Option is not treated as an ISO.

      6. Outside Directors' Options.

            A. Grant. Upon becoming a director of the Company each outside director shall receive an option to purchase 10,000 shares of Common Stock and on June 15 of each calendar year after the date the Plan is approved by the shareholders of the Company, each outside director then serving may receive an option to purchase 5,000 shares of Common Stock (individually, an "Outside Director's Option," and collectively, "Outside Directors' Options").

            B. Minimum Purchase Price. The exercise price per share of the Outside Directors' Options shall not be less than the fair market value per share of Common Stock on the date of such grant. If, at the time an Outside Director's Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Outside Director's Option is granted and shall mean (i) the last reported sales price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or the average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Outside Director's Option is granted under the Plan, "fair market value" shall be the average of the three most recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

            C. Duration of Outside Directors' Options. Each Outside Director's Option shall expire five (5) years from the date of grant; otherwise, an Outside Director's Option shall not be subject to forfeiture or termination.

            D. Exercise. An outside director may exercise an Outside Director's Option, if exercisable, by providing written notice to the Company addressed to the Secretary of the Company at 9310 Broadway, Bldg. I, San Antonio, Texas 78217. The written notice shall specify the number of options being exercised, and by paying the full exercise price. The written notice shall also include such written representations, warranties and covenants as may be required by the Company, Company counsel or the applicable Administrator.

            E. Maintain Non-ISO Status. The applicable Administrator shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that any such Outside Director's Option is not treated as an ISO.

            F. Holding Period and Termination. An outside director may not dispose of any shares acquired as a result of the exercise of an Outside Director's Option until six months after the date of the "grant" of the Outside Director's Option, as determined in accordance with Rule 16(b)-3. Upon the termination of the Plan or the unavailability of shares of Common Stock for issuance under the Plan, no additional Outside Directors' Options shall be granted.

      7. Written Agreements. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the applicable Administrator may from time to time approve. Such instruments shall conform to such terms, conditions and provisions as are applicable hereunder and may contain such other terms and conditions and provisions as the applicable Administrator deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Stock Rights. A Stock Right may provide for acceleration of exercise in the event of a change in control of the Company, in the discretion of and as defined by the applicable Administrator. The applicable Administrator may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

      8. Adjustments. Upon the happening of any of the following described events, an Optionee's rights with respect to Options granted to him hereunder, shall be adjusted as hereinafter provided, unless otherwise specifically provided, in addition or to the contrary, in the written agreement between the recipient and the Company relating to such Stock Right.

            A. Certain Corporate Events. In the event shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each grantee of a Stock Right shall be entitled, subject to the conditions herein stated, to purchase (or have used for measurement purposes) such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such grantee would have been entitled to purchase (or have used for measurement purposes) except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange.

            B. Stock Dividends. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which at the time shall be subject to a Stock Right hereunder, each grantee upon exercising a Stock Right shall be entitled to receive (for the purchase price paid upon such exercise) (or have used for measurement purposes) the shares or other consideration as to which he is exercising his Stock Right and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, or other consideration as he would have received if he had been the holder of the shares as to which he is exercising (or which are used for measurement in connection with) his Stock Right at all times between the date of grant of such Stock Right and the date of its exercise.

            C. New Securities. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives new or additional or different shares or securities ("New Securities") in connection with a corporate transaction described in subparagraph A above or a stock dividend described in subparagraph B above as a result of owning such restricted Common Stock, such New Securities shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such New Securities were issued.

            D. Cash Dividends. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company, unless specified to the contrary by the applicable Administrator in the instrument evidencing such Stock Right.

            E. Fractional Shares. No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph E, would have been issued to a grantee pursuant to a Stock Right shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the grantee shall receive from the Company cash in lieu of such fractional shares.

            F. Adjustments. Upon the happening of any of the foregoing events described in subparagraphs A or B above, the class and aggregate number of shares set forth in paragraph 3 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board shall determine the specific adjustments to be made under this paragraph 8 and, subject to paragraph 4(H), its determination shall be conclusive.

      9. Means of Exercising Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised as specified in the written instrument granting such Stock Right, which instrument may specify any legal method of exercise. The holder of a Stock Right exercisable for shares shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 8 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

      10. Transferability of Stock Rights. Except as otherwise provided in the Plan, no Stock Right granted under the Plan shall be transferrable by an Optionee other than by (i) will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

      11. Term of the Plan. This Plan was adopted by the Board as of April 21, 1995, effective as of May 1, 1995, subject to approval of the Plan by the holders of a majority of the outstanding shares of the Company at the next meeting of shareholders present in person or by proxy at the next meeting of shareholders. Stock Rights may be granted under the Plan at any time on or after May 1, 1995, even if prior to the date of shareholder approval of the Plan; provided, however, that such date shall not be prior to the date on which the applicable Administrator acts to approve the grant or award. If the requisite shareholder approval is not obtained by April 21, 1996, any grants of ISOs under the Plan and any grants of Stock Rights to officers and directors, as the case may be, made prior to that date will be automatically rescinded, except in the case of an ISO granted to Wm. Stacy Locke which, in such event, shall remain in effect but without the benefits of this Plan.

      12. Termination; Amendment. The Board may terminate or amend the Plan in any respect at any time, except that (i) no amendment requiring shareholder approval under provisions of the Code and related regulations relating to ISOs or under Rule 16b-3 will be effective without approval of shareholders as required and within the times set by such rules, and (ii) no amendment may be made more than once every six (6) months to the provisions of the Plan dealing with, related to, affecting or governing Outside Directors' Options (other than those required to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, or Rule 16b-3).

      13. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Stock Rights authorized under the Plan shall be used for general corporate purposes.

      14. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

      15. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, an Outside Director's Option, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 4(I)), the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, or any other event in connection with a Stock Right, the Company, in accordance with Section 3402(a) of the Code, may require the Optionee, purchaser, or holder or exerciser of a Stock Right to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income.

      16. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Texas. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                    SOUTH TEXAS DRILLING & EXPLORATION, INC.
                             9310 Broadway, Bldg. 1
                            San Antonio, Texas 78217

      The undersigned acknowledges receipt of the Notice of Annual Meeting of South Texas Drilling & Exploration, Inc. (the "Company") and hereby appoints Michael E. Little and Wm. Stacy Locke, and each of them, the attorneys of the undersigned, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned according to the number of shares of Common Stock the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of the Company to be held August 30, 2000, or at any adjournament thereof, and to vote all shares of Common Stock of the Company held by the undersigned and entitled to be voted upon the following matters as indicated on the reverse side.

      This Proxy may be revoked at any time prior to the voting thereof.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposals Number 1, Number 2, Number 3 and Number 4.

(Continued and to be dated and signed on the reverse side).

                                       SOUTH TEXAS DRILLING & EXPLORATION, INC.
                                       P.O. BOX 11489
                                       NEW YORK, N.Y. 10203-0489

--------------------------------------------------------------------------------
                               Please Detach Here
                 You Must Detach This Portion of the Proxy Card
                  Before Returning it in the Enclosed Envelope
--------------------------------------------------------------------------------

                             DETACH PROXY CARD HERE
 -------------------------------------------------------------------------------

                                                                                                              >
           [_]
1. Election of nominees to the       For all nominees             WITHHOLD AUTHORITY to vote               *EXCEPTIONS
   Board of Directors                listed below     [X]         for all nominees listed below  [X]                    [X]


Nominees: Michael E. Little, Wm. Stacy Locke, William D. Hibberts, Richard Phillips and William W. White

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions_____________________________________________________________________

2. To vote approval of the amendment of the Articles of incporation to increase the number of authorized shares of Common Stock from 15,000,000 to 30,000,000

   FOR [X]             AGAINST [X]              ABSTAIN [X]

3. To vote approval of the 1999 South Texas Drilling & Exploration, Inc., Stock Plan.

   FOR [X]             AGAINST [X]              ABSTAIN [X]

4. To vote the appointment of KPMG as the Company's auditors for the fiscal year ending March 31, 2001.

   FOR [X]             AGAINST [X]              ABSTAIN [X]

5. In their discretion to vote upon such other business as may properly come before the meeting of any adjournment thereof.

   FOR [X]             AGAINST [X]              ABSTAIN [X]

                                             Change of Address and
                                             Comments Mark Here      [X]

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign name by authorized person.

Dated                                   , 2000
      ----------------------------------

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         (Signature of Shareholder)

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         (Signature of Shareholder)

Votes must be indicated (x) in Black or Blue Ink. [X]

Please Complete, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.